Exhibit 10.1

University of Pennsylvania

First Amendment to the Amended and Restated Patent License Agreement

THIS FIRST AMENDMENT (the “Amendment”) is made and entered into as of March 26, 2007 (the “Effective Date”) by and between The Trustees of the University of Pennsylvania (hereinafter referred to as “PENN”) and Advaxis, Inc., a corporation organized and existing under the laws of Delaware (hereinafter referred to as “COMPANY”) having a place of business at Technology Centre of New Jersey, Suite 117, 675 U.S. Route 1, North Brunswick, NJ 08902.

All terms not specifically defined herein will have the meaning ascribed to them in the Agreement.

WHEREAS, PENN and COMPANY entered into an Amended and Restated License Agreement as of February 13, 2007 (the “Agreement”); and

WHEREAS, COMPANY desires to exercise its option to license docket number R3702, further described as Listeria-Based and LLO-Based Vaccines developed under the supervision of, or in collaboration with, Dr. Yvonne Paterson.

NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, the parties hereto agree as follows:

1)	Attachment 1 - List of Intellectual Property is amended to include R3702: Listeria-Based and LLO-Based Vaccines pursuant to Attachment 1 hereto.

2)	Simultaneous with the execution of this Amendment, COMPANY shall pay to PENN an option exercise fee of $10,000.

3)	In addition, COMPANY agrees to reimburse PENN, simultaneously with the execution of this Amendment, for all historically accrued patent and licensing expenses, attorneys fees, official fees and all other charges incident to the preparation, prosecution and maintenance of the PENN PATENT RIGHTS that were incurred and docketed by PENN relating to R3702 on or before the Effective Date. Such expenses received by PENN totaled $33,788.62 as of March 22, 2007.

4)	Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect.

5)	No provision of this Amendment may be modified or amended except expressly in a writing signed by all parties nor shall any term be waived except expressly in a writing signed by the party charged therewith.

6)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have signed this Amendment on the day and year first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ John Zawad

Name:	John Zawad

Title:	Managing Director

ADVAXIS, INC.

By:	/s/ Thomas A. Moore

Name:	Thomas A. Moore

Title:	CEO

ATTACHMENT 1 - List of Intellectual Property

D751: Live Recombinant Listeria Monocytogenes Vaccines and Production of Cytotoxic T-Cell Response

H1219: Use of Listeria as a Live Cancer Vaccine

H1219-CIP: Methods and Compositions for Immunotherapy of Cancer

J1598: Immunogenic Compositions Comprising Aal/Dat Double Mutant Auxotrophic, Attenuated Strains of Listeria and Their Methods of Use.

M2244: Method for Enhancing Immunogenicity of Antigens

M2244-CIP: Improved Cell-Mediated Immunity and Tumor Mediated Immunity with Listeriolysin (LLO).

N2483: Method for Enhancing the Immunogenicity of Antigens.

02876: Compositions and Methods for Enhancing the Immunogenicity of Antigens

02883: A Technique for Constructing Antibiotic-Resistance Free Vaccine Strains of L. Monocytogenes.

R3702: The Construction of L. Monocytogenes Strains that Express and Secrete HER-2/neu Fragments and the Efficacy of such Strains in Inducing a CTL Response and Controlling Tumor Growth In Vivo

PENN DOCKET NO.	TITLE	PATENTS/ APPLICATIONS	OUTSIDE PROSECUTING ATTORNEY (if any)
D751	Live Recombinant Listerial Monocytogenes Vaccines and Production of Cytotoxic T-Cell Response
H1219	Use of Listeria as a Live Cancer Vaccine
H1219-CIP	Methods and Compositions for Immunotherapy of Cancer
J1598	Immunogenic Compositions Comprising Aal/Dat Double Mutant Auxotrophic, Attenuated Strains of Listeria and Their Methods of Use
M2244	Method for Enhancing the Immunogenicity of Antigens
M2244-CIP	Improved Cell-Mediated Immunity and Tumor Mediated Immunity with Listeriolysin (LLO)
N2483	Method for Enhancing the Immunogenicity of Antigens

ATTACHMENT 1 - List of Intellectual Property

02876	Compositions and Methods for Enhancing the Immunogenicity of Antigens
02883	A Technique for Constructing Antibiotic- Resistance Free Vaccine Strains of L. Monocytogenes
R3702	The Construction of L. Monocytogenes Strains that Express and Secrete HER-2/neu Fragments and the Efficacy of such Strains in Inducing a CTL Response and Controlling Tumor Growth In Vivo